Pursuant to Rule 497(e)

Registration No. 333-11283

SUNAMERICA SERIES, INC.

Focused Growth and Income Portfolio

Supplement dated March 6, 2012, to the Prospectus dated February 28, 2012

On March 6, 2012, the Board of Directors of SunAmerica Series, Inc. (the “Corporation”) approved the liquidation of the Class I shares of the Focused Growth and Income Portfolio (the “Portfolio”), a series of the Corporation, on or about April 20, 2012 (the “Liquidation Date”). Any Class I shares outstanding as of the Liquidation Date will be automatically redeemed by the Portfolio on that date and shareholders will receive proceeds equal to the net asset value of their Class I shares. The Portfolio does not currently accept orders to buy Class I shares from new investors and only accepts reinvestments of dividends and capital gain distributions from existing investors. While the Portfolio will continue to accept reinvestments of dividends and capital gain distributions through the Liquidation Date, to the extent that there are any dividend payments on or after the close of business on April 18, 2012, they will be paid in cash and not reinvested in additional Class I shares.

At any time prior to the Liquidation Date, Class I shareholders may redeem their shares and receive the net asset value thereof pursuant to the procedures set forth in the Prospectus. In addition, Class I shareholders may exchange their Class I shares for the Class I shares of any other fund distributed by SunAmerica Capital Services, Inc., and that offers exchangeability, pursuant to the procedures set forth in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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